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                                                                    EXHIBIT 99.2

                       OFFICE OF THE UNITED STATES TRUSTEE

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In re:                                                           DEBTOR IN POSSESSION OPERATING REPORT
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Casmyn Corp. a Colorado Corporation
28720 Canwood Street, Suite 207                                  Report Number:       2
Agoura Hills, CA 91301                   Debtor.                 For the Period FROM:  01/01/00
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Chapter 11 Case No:  SV 99-23968-AG                                             TO:    01/31/00
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1.  Profit and Loss Statement (Accrual Basis Only)
     A.  Related to Business Operations:
          Gross Sales                                                                              $0
          Other Operating Revenues                                                                  0
                                                                                              -------
          Gross Profit                                                                                                       $0
           Less Operating Expenses:
                Officer Compensation                                                           30,833
                Compensation and Fees - Others                                                 10,142
                                                                                              -------
                   Total Compensation                                                                                   (40,975)
                Rent and Lease Exp. (Real Property and Personal Property)                       1,668
                Insurance                                                                       4,821
                Utilities (Gas, Electricity, Water, Telephone, etc.)                            1,842
                Depreciation and Amortization
                Filing Fees                                                                       100
                Repairs and Maintenance                                                           150
                Publications
                Professional Services:
                  Accounting                                                                    4,270
                  Legal                                                                         2,232
                Shareholder Related                                                             1,059
                Supplies, Office Expenses, Photocopies, etc.                                    4,468
                Travel and Entertainment                                                        8,193
                Transfers to S.A./Zimbabwe                                                     16,333
                Miscellaneous Operating Expenses:
                  Bankruptcy Related                                                          205,180
                  Total Operating Expenses                                                                             (250,316)
                                                                                              -------                 ---------
                       Net Gain/Loss from Business Operations                                                          (291,291)
     B.  Not related to Business Operations:
          Income:
                Interest Income                                                                13,727
                Other Non-Operating Revenues                                                        6
                                                                                              -------
                Total Non-Operating Income                                                                               13,733
          Expenses Not Related to Business Operations:
                Legal and Professional Fees
                Total Non-Operating Expenses
                                                                                                                      ---------
NET INCOME/LOSS FOR PERIOD                                                                                            $(277,558)
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